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                                                                   EXHIBIT 10.25



             AMENDMENT NUMBER FOURTEEN TO CONSOLIDATED, AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NUMBER FOURTEEN TO CONSOLIDATED, AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of June 29, 2001, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 2450 Colorado Avenue, Suite 3000 West, Santa Monica, California 90404, MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation ("MEWI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation ("MMC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX CORPORATION, a Delaware corporation ("MGPC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, TUCSON MGPC, INC., an Arizona corporation ("Tucson"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PUENTE HILLS MGPC, INC., a California corporation ("PH"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation ("PHS"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDONDO BEACH CASTLE MGPC, INC., a California corporation ("RBC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDWOOD CITY CASTLE MGPC, INC., a California corporation ("RCC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN DIEGO MGPC, INC., a California corporation ("San Diego"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PORTLAND MGPC, INC., an Oregon corporation ("Portland"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, DALLAS CASTLE MGPC, INC., a Texas corporation ("DC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN ANTONIO CASTLE MGPC, INC., a Texas corporation ("SAC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN ANTONIO MGPC, INC., a Texas corporation ("San Antonio"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation ("MDC"), with its chief executive office



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located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX
DESIGN & MANUFACTURING, INC., a California corporation ("MGPDMI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation ("MGPFSI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, OFF TRACK MANAGEMENT, INC., a California corporation ("Off Track"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MGP SPECIAL, INC., a California corporation ("Special"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation ("Amusement"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX CONSULTING, INC., a California corporation ("Consulting"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation ("MMEII"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA
- MEI LIMITED COMPANY, INC., a California corporation ("MMEILC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA, INC., a California corporation ("MCNC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership ("MMEICLP"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA FAMILY ENTERTAINMENT
CENTERS, INC., a Texas corporation ("MFEC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, and MALIBU CENTERS, INC., a California corporation ("MCI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201.

                                    Recitals:

A. Borrower and Foothill are parties to the Consolidated, Amended, and Restated Loan and Security Agreement, entered into as of August 22, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement").

B. Borrower has requested that Foothill amend the Loan Agreement to extend the Maturity Date to August 21, 2003.

C. Borrower has also requested that Foothill consent to the sale of Borrower's real properties located at 175 Ernest Barrett Parkway, Marietta, Georgia 30066, and at 5400 Brook Hollow Parkway, Norcross, Georgia 30071 (collectively, the "Proposed Disposition").

D. Borrower and Foothill desire to amend the Loan Agreement as set forth herein.

                                   Agreement:

                  NOW, THEREFORE, in consideration of the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

                  1. Definitions. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement.



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                  2. Amendments to the Loan Agreement.

                           a. Section 1.1 of the Loan Agreement hereby is amended by adding or amending and restating, as applicable, each of the following definitions in alphabetical order:

                  "Georgia Sale/Leaseback Properties" means the Real Properties located at 175 Ernest Barrett Parkway, Marietta, Georgia 30066, and at 5400 Brook Hollow Parkway, Norcross, Georgia 30071.

                  "Maturity Date" means August 21, 2003.

                  "Non-Default Rate" means a per annum rate of interest equal to
3.00 percentage points above the Reference Rate; provided, however that, commencing on October 1, 2001 and as of the first day of each fiscal quarter thereafter, such interest rate shall be automatically increased by an additional
0.25 percentage points.

                  "Release Condition" means (a) with respect to any Permitted Disposition (other than an Ordinary Course Disposition) that (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) at least 80% of the consideration received in connection with such Permitted Disposition is in the form of cash or cash equivalents, (iii) Borrower is selling, exchanging, or disposing of the subject Equipment or Real Property and, following such sale, exchange, or other disposition, other than a sale, exchange, or other disposition of the Georgia Sale/Leaseback Properties, the subject Equipment or Real Property is not to be the subject of a lease by MEWI or any of its Subsidiaries, (iv) the terms and conditions of each such Permitted Disposition (including, without limitation, the sale price thereof) are reasonably acceptable (from the perspective of secured asset based lender) to Foothill, (v) Foothill shall have given its prior written consent to such sale (which consent shall not be unreasonably withheld or delayed), (vi) the subject Equipment or Real Property is not being sold to, exchanged with, or disposed of to, any Affiliate of MEWI or Hampstead, and (vii) Borrower shall have caused the purchaser of such Equipment or Real Property to wire transfer to Foothill in immediately available funds an amount equal to the Required Amount, and (b) with respect to any Ordinary Course Disposition that (i) Borrower is receiving fair value for the Equipment that is the subject of such sale, exchange, or other disposition, (ii) Borrower is selling, exchanging, or disposing of the subject Equipment and, following such sale, exchange, or other disposition, the subject Equipment is not to be the subject of a lease by MEWI or any of its Subsidiaries, and (iii) the subject Equipment is not being sold to, or exchanged with, or disposed of to, any Affiliate of MEWI or Hampstead.

                  "Required Amount" means an amount equal to 80% of the Net Cash Proceeds received by Borrower in connection with a Permitted Disposition; provided, however, that anything contained in the foregoing to the contrary notwithstanding, the Required Amount in connection with the Permitted Disposition of Borrower's FunCenter known as Miami Castle shall be an amount equal to 70% of the Net Cash Proceeds received by Borrower in connection with the consummation of said FunCenter; provided, further, that anything




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contained in the foregoing to the contrary notwithstanding, the Required Amount in connection with the Permitted Disposition of the Georgia Sale/Leaseback Properties shall be in an amount equal to 100% of the Net Cash Proceeds received by Borrower in connection with the consummation of the sale of the Georgia Sale/Leaseback Properties, less $167,000.

                  "Fourteenth Amendment" means that certain Amendment Number Fourteen to Consolidated, Amended, and Restated Loan and Security Agreement, dated as of June 29, 2001.

                  "Fourteenth Amendment Closing Date" means the date on which each of the conditions precedent set forth in Section 3 of the Fourteenth Amendment are satisfied in full.

                  "Fourteenth Amendment Fee" shall have the meaning ascribed to such term in Section 2.10(h).

                           b. Sections 2.5(a) and 2.5(b) of the Loan Agreement are hereby amended and restated in their entirety as follows:

                  "2.5 INTEREST: RATES, PAYMENTS, AND CALCULATIONS.

                  (a) Interest Rate. Except as provided in clause (b) below, all Obligations shall bear interest at a per annum rate equal to the Non-Default Rate.

                  (b) Default Rate. From and after and during the continuation of an Event of Default, all Obligations shall bear interest at a per annum rate equal to 3.0 percentage points above the Non-Default Rate."

                           c. Section 2.10 of the Loan Agreement hereby is amended by deleting the "." appearing at the end of subsection (g) of said Section, inserting the text "; and" in lieu thereof, and inserting the following new subsection
                                    (h) immediately following subsection (g) of said Section:

                  "(h) Fourteenth Amendment Fee. In connection with the execution and delivery of the Fourteenth Amendment, Borrower shall pay to Foothill a fee of $400,000 (the "Fourteenth Amendment Fee") that shall be fully earned and nonrefundable as of the Fourteenth Amendment Closing Date and shall be payable as follows: (i) the first $200,000 of the Fourteenth Amendment Fee shall be payable by being charged to Borrower's Loan Account on the Fourteenth Amendment Closing Date, and (ii) the remaining $200,000 of the Fourteenth Amendment Fee shall be payable by being charged to Borrower's Loan Account on the earlier to occur of (A) August 21, 2002, and (B) the date that Foothill declares all of the Obligations due and payable in accordance with the Loan Agreement as a result of an Event of Default which has occurred and is continuing; provided, however that if all of the Obligations (other than the remaining $200,000 of the Fourteenth Amendment Fee described in clause (h)(ii) of this Section) have been paid in full in cash, and Foothill's obligation to



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provide additional credit hereunder has been terminated, in each case prior to
August 21, 2002, then Foothill agrees to waive the balance of the Fourteenth Amendment Fee that would otherwise be payable in accordance with this Section."

                           d. Section 2.12 of the Loan Agreement hereby is amended and restated in its entirety as follows:

                  "2.12 MANDATORY PREPAYMENTS AND COMMITMENT REDUCTIONS.

                  (a) On or before November 30, 2000, Borrower shall make a mandatory prepayment of the Obligations in an amount sufficient to reduce the aggregate amount of the Obligations outstanding to not more than $17,000,000.

                  (b) [intentionally omitted]

                  (c) [intentionally omitted]

                  (d) Immediately upon the consummation of any Permitted Disposition (other than an Ordinary Course Disposition), Borrower shall:

                           (i) repay the Permitted Overadvance Amount outstanding (if any) as of the date of any such repayment in an amount equal to the Required Amount applicable to such Permitted Disposition and the amount so prepaid shall permanently reduce the Permitted Overadvance Amount on a dollar-for-dollar basis; and

                           (ii) if the Permitted Overadvance Amount outstanding (if any) has been repaid in full pursuant to clause (i) above or otherwise, repay Term Loan A in an amount equal to the Required Amount applicable to such Permitted Disposition (or the balance remaining after the repayment of the Permitted Overadvance Amount outstanding pursuant to clause (i) above, as applicable) and the amount so prepaid shall permanently reduce Term Loan A; and

                           (iii) if the Permitted Overadvance Amount outstanding (if any) and Term Loan A have been repaid or prepaid in full pursuant to clauses (i) and (ii) above, prepay the Advances made by Foothill to Borrower under Section 2.1 in an amount equal to the Required Amount applicable to such Permitted Disposition (or the balance remaining after the prepayment of the Permitted Overadvance Amount outstanding and Term Loan A pursuant to clauses (i) and (ii) above, as applicable), and the amount so prepaid automatically shall permanently reduce the Maximum Revolving Amount, on a dollar-for-dollar basis.

                  (e) On or before December 31, 2001, Borrower shall make an additional mandatory prepayment of the Obligations in an amount equal to $1,650,000; provided, however that if the amount of the Net Cash Proceeds received by Foothill in connection with the consummation of the sale of the Georgia Sale/Leaseback Properties exceeds $2,750,000,




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the amount of the mandatory prepayment of the Obligations which is required pursuant to this Section 2.12(e) shall be reduced by an amount equal to the lesser of (i) the difference between the Net Cash Proceeds received by Foothill in connection with the consummation of the sale of the Georgia Sale/Leaseback Properties and $2,750,000, and (ii) $40,000. The amount of the mandatory prepayment of the Obligations which is required by this Section 2.12(e) shall be in addition to (i) the Net Cash Proceeds received by Foothill in connection with the disposition of the Georgia Sale/Leaseback Properties and (ii) any other prepayments required by this Section 2.12.

                  (f) Commencing on September 1, 2001, and continuing on the first Business Day of each month thereafter until the Maturity Date, Borrower shall make an additional mandatory prepayment of the Obligations in an amount equal to $40,000, which amount shall be in addition to (i) the Net Cash Proceeds received by Foothill in connection with the disposition of the Georgia Sale/Leaseback Properties and (ii) any other prepayments required by this
Section 2.12."

                           e. Exhibit I to the Loan Agreement hereby is amended and restated in the form of Amended and Restated Exhibit I attached hereto.

                           f. Schedule R-1 to the Loan Agreement hereby is amended and restated in its entirety in the form of Amended and Restated Schedule R-1 attached hereto.

                  3. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill, of each of the following conditions precedent:

                           a. This Amendment shall have been duly executed and delivered to Foothill, in form and substance satisfactory to Foothill, and shall be in full force and effect;

                           b. The Proposed Disposition shall have been consummated on terms in form and substance satisfactory to Foothill;

                           c. Foothill shall have received an amount equal to 100% of the Net Cash Proceeds of the Proposed Disposition, less $167,000, which resulting amount shall be not less than $2,750,000;

                           d. The representations and warranties in this Amendment, the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);




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                           e.       After giving effect hereto, no Default or
                                    Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein; and

                           f. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their respective Affiliates.

                  4. Condition Subsequent to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, on or before the date applicable thereto, of the following condition subsequent (the failure by Borrower to so perform or cause to be performed constituting an Event of Default): on or before July 27, 2001, Borrower shall have executed and delivered to Foothill a mortgage with respect to Borrower's resulting leasehold interests in each of the Georgia Sale/Leaseback Properties, in form and substance satisfactory to Foothill, to secure Borrower's Obligations to Foothill;

                  5. Consent. Effective as of the Fourteenth Amendment Closing Date, Foothill hereby consents to the Proposed Disposition, so long as (a) the Net Cash Proceeds paid by the purchaser of the Georgia Sale/Leaseback Properties in connection with the Proposed Disposition is not less than $2,917,000, (b) each of the other Release Conditions applicable to the Proposed Disposition have been satisfied, and (c) on or before July 27, 2001, Borrower executes and delivers to Foothill a mortgage with respect to Borrower's resulting leasehold interests in each of the Georgia Sale/Leaseback Properties, in form and substance satisfactory to Foothill, to secure Borrower's Obligations to Foothill.

                  6. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governments authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) the Loan Agreement, as amended by this Amendment, constitutes Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms, and (c) this Amendment has been duly executed and delivered.

                  7. Further Assurances. Borrower shall execute and deliver all financing statements, agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under the Loan Agreement and this Amendment.




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                  8. Effect on Loan Documents. The Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and each hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of Foothill under the Loan Agreement, as in effect prior to the date hereof.

                  9. Miscellaneous.

                           a. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Thirteenth Amendment and this Amendment.

                           b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", 'thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Thirteenth Amendment and this Amendment.

                           c. Upon the effectiveness of this Amendment, each reference in the Loan Documents to
                                    Exhibit I shall mean and refer to Amended and Restated Exhibit I attached hereto.

                           d. Upon the effectiveness of this Amendment, each reference in the Loan Documents to Schedule R-1 shall mean and refer to Amended and Restated Schedule R-1 attached hereto.

                           e. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

                           f. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original,



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                                    and all of which, when taken together, shall
                                    constitute but one and the same Amendment.
                                    Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                  [The remainder of this page is intentionally left blank]




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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed on the date first written above.

                  MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation
                  MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation
                  MALIBU GRAND PRIX CORPORATION, a Delaware corporation
                  TUCSON MGPC, INC., an Arizona corporation
                  PUENTE HILLS MGPC, INC., a California corporation
                  PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation REDONDO BEACH CASTLE MGPC, INC., a California corporation REDWOOD CITY CASTLE MGPC, INC., a California corporation
                  SAN DIEGO MGPC, INC., a California corporation
                  PORTLAND MGPC, INC., an Oregon corporation
                  DALLAS CASTLE MGPC, INC., a Texas corporation
                  SAN ANTONIO CASTLE MGPC, INC., a Texas corporation
                  SAN ANTONIO MGPC, INC., a Texas corporation
                  MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation
                  MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation
                  MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation
                  OFF TRACK MANAGEMENT, INC., a California corporation
                  MGP SPECIAL, INC., a California corporation
                  AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation MALIBU GRAND PRIX CONSULTING, INC., a California corporation MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation
                  MOUNTASIA - MEI CALIFORNIA, INC., a California corporation MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation, in its capacity as general partner of MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership
                  MALIBU CENTERS, INC., a California corporation

                  By:    /s/ R. SCOTT WHEELER
                         ---------------------------------
                  Name:  R. Scott Wheeler
                  Title: Chief Financial Officer



                           [signature page continues]



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                                      FOOTHILL CAPITAL CORPORATION,
                                      a California corporation

                                      By: /s/ GREG GENTRY
                                          -------------------------------
                                      Name:  Greg Gentry
                                      Title: Vice President



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